                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event report) September 15, 2003


                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  PENNSYLVANIA
          ------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        0-26366                                          23-2812193
------------------------                      --------------------------------
(Commission File Number)                      (IRS Employer Identification No.)

732 Montgomery Avenue, Narberth, Pennsylvania                          19072
---------------------------------------------                        ----------
 (Address of Principal Executive Offices)                            (Zip Code)


                                 (610) 668-4700
          ------------------------------------------------------------
                (Issuer's telephone number, including area code)


                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report)

Item 5.  Other Events
         ------------

         Royal Bancshares of Pennsylvania, Inc. announced the passing of the Bank's Chairman Daniel M. Tabas on September 12, 2003.





                                   SIGNATURES
                                   ----------


                     ROYAL BANCSHARES OF PENNSLYVANIA, INC.
                     --------------------------------------


Dated: September 15, 2003         Joseph P. Campbell
                              --------------------------
                                  Joseph P. Campbell
                                  President and CEO


Dated: September 15, 2003         Jeffrey T. Hanuscin
                              --------------------------
                                  Jeffrey T. Hanuscin
                                  Chief Financial Officer